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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                December 21, 2001


                         WORLD OMNI AUTO RECEIVABLES LLC
 (Exact name of registrant and grantor of the Trust as specified in its charter)

                    WORLD OMNI AUTO RECEIVABLES TRUST 2001-B
                     (Issuer with respect to the Securities)

                                    Delaware
           (Registrant's state or other Jurisdiction of Incorporation)

                             333-35542 and 333-69732
                            (Commission File Number)

                                   52-2184798
                (Registrant's I.R.S. Employer Identification No.)

                         WORLD OMNI AUTO RECEIVABLES LLC
                             190 N.W. 12/th/ Avenue
                            Deerfield Beach, FL 33442
   (Address of principal executive offices of registrant, including Zip Code)

       Registrant's telephone number, including area code: (954) 429-2200

   Former name or former address, if changed since last report: Not applicable

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Item 5. Other Events


     On December 13, 2001, World Omni Auto Receivables LLC, a Delaware limited liability company (the "Registrant"), entered into a trust agreement (the "Trust Agreement"), a copy of which is filed as an exhibit hereto, with The Bank of New York and The Bank of New York (Delaware) creating World Omni Auto Receivables Trust 2001-B (the "Trust"), a Delaware business trust. On December 13, 2001, the Trust, the Registrant, as seller, World Omni Financial Corp., as servicer (the "Servicer") and JPMorgan Chase Bank entered into a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred to the Trust. On December 13, 2001 the Trust sold Auto Receivables Backed Notes, Series 2001-B, Class A-1, Class A-2, Class A-3, Class A-4 and Class B (the "Notes"), having an aggregate original principal amount of $802,775,000. The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of December 13, 2001, between the Trust and JPMorgan Chase Bank, as indenture trustee, a copy of which is filed as an exhibit hereto. The Notes were sold to First Union Securities, Inc., Credit Suisse First Boston Corporation, Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters, pursuant to an Underwriting Agreement, dated as of December 5, 2001, (the "Underwriting Agreement"), by and among the Registrant, the Servicer and, First Union Securities, Inc., as representative of the underwriters, a copy of which is filed as an exhibit hereto.

     Interest on the Notes will be distributed on each Payment Date (as defined in the Indenture). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 1.1       Underwriting Agreement, dated as of December 5, 2001.

Exhibit 4.1       Sale and Servicing Agreement, dated as of December 13, 2001.

Exhibit 4.2       Indenture, dated as of December 13, 2001.

Exhibit 4.3       Trust Agreement, dated as of December 13, 2001.

Exhibit 99.1      Receivables Purchase Agreement, dated as of December 13, 2001.

Exhibit 99.2      Administration Agreement, dated as of December 13, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WORLD OMNI AUTO RECEIVABLES LLC,
                                           (Registrant)


Dated: December 21, 2001                   By: /s/ Alan Kirschenbaum
                                               ---------------------------------
                                                   Alan Kirschenbaum
                                                   Assistant Treasurer

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                                INDEX OF EXHIBITS

Exhibit No.       Exhibit
-----------       -------

Exhibit 1.1       Underwriting Agreement, dated as of December 5, 2001.

Exhibit 4.1       Sale and Servicing Agreement dated as of December 13, 2001.

Exhibit 4.2       Indenture, dated as of December 13, 2001.

Exhibit 4.3       Trust Agreement dated as of December 13, 2001.

Exhibit 99.1      Receivables Purchase Agreement, dated as of December 13, 2001.

Exhibit 99.2      Administration Agreement, dated as of December 13, 2001.


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